                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             TECH DATA CORPORATION
- --------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         [TECHDATA CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Tech Data Corporation:

     The Annual Meeting of Shareholders of Tech Data Corporation (the "Company") will be held at Tech Data Corporate Headquarters, 5350 Tech Data Drive, Clearwater, Florida on Tuesday, June 20, 1995, at 3:30 p.m. for the following purposes:

          1. To elect one director to hold office until the 1997 Annual Meeting of Shareholders and three directors to hold office until the 1998 Annual Meeting of Shareholders and to hold office until their successors are duly elected and qualified.

          2. To consider and vote upon a proposal recommended by the Board of Directors to amend the Company's 1990 Incentive and Non-Statutory Stock Option Plan.

          3. To consider and vote upon a proposal recommended by the Board of Directors to approve the Non-Employee Directors' 1995 Non-Statutory Stock Option Plan.

          4. To consider and vote upon a proposal recommended by the Board of Directors to approve the 1995 Employee Stock Purchase Plan.

          5. To consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the fiscal year ending January 31, 1996; and

          6. To transact any other business as may properly come before the meeting.

     Shareholders of record as of the close of business on May 1, 1995 will be entitled to vote at this meeting or any adjournment thereof. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

                                          By Order of the Board of Directors,

                                          /s/ Arthur W. Singleton
                                          -----------------------
                                          ARTHUR W. SINGLETON
                                          Secretary

May 8, 1995

             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
               PLEASE VOTE ON THE MATTERS TO BE CONSIDERED AT THE
              MEETING BY COMPLETING THE ENCLOSED PROXY AND MAILING
                     IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             TECH DATA CORPORATION
                              5350 TECH DATA DRIVE
                           CLEARWATER, FLORIDA 34620
                                 (813) 539-7429
                             ---------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Tech Data Corporation (the "Company") for the Annual Meeting of Shareholders to be held on Tuesday, June 20, 1995, at 3:30 p.m., or any adjournment thereof.

     If the accompanying proxy form is completed, signed and returned, the shares represented thereby will be voted at the meeting. The giving of the proxy does not affect the right to vote in person should the shareholder be able to attend the meeting. The shareholder may revoke the proxy at any time prior to the voting thereof.

     The annual report of the Company for the fiscal year ended January 31, 1995 is being mailed with this proxy statement to shareholders entitled to vote at the meeting. The cost of all proxy solicitation will be paid by the Company.

                         SHAREHOLDERS ENTITLED TO VOTE

     Shareholders of record as of the close of business on May 1, 1995 are entitled to notice of and to vote at the Annual Meeting. At that date, there were 37,815,794 shares of Common Stock outstanding and 226,500 shares of Preferred Stock outstanding and entitled to vote. Each outstanding share of Preferred Stock and Common Stock is entitled to one vote on all matters submitted to a vote of shareholders, except for matters involving mergers, the sale of all Company assets, amendments to the Company's charter and exchanges of Company stock for stock of another company which require approval by a majority of each class of capital stock. In such matters, the preferred and common shareholders will each vote as a separate class.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The Company's By-laws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote"). Because abstentions will be counted as shares that are present at the meeting, abstentions will be the equivalent of negative votes. Broker non-votes will be counted as votes for, not against, matters presented for shareholder consideration.

     Under Florida corporate law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The approval of the proposals set forth herein to approve an amendment to the 1990 Incentive and Non-Statutory Stock Option Plan (the "1990 Stock Option Plan"), the Non-Employee Directors' 1995 Non-Statutory Stock Option Plan (the "1995 Directors' Stock Option Plan") and the 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan") will be adopted if a quorum exists and votes cast in favor of such proposals exceed those cast in opposition.

                             PRINCIPAL SHAREHOLDERS

     In addition to the ownership of Common Stock indicated below, Edward C. Raymund, a director of the Company, beneficially owns 113,260 shares of Preferred Stock (which, with the 113,240 shares owned beneficially by Annette L. Raymund, is all of the Preferred Stock outstanding), each share of which is entitled to one vote. In connection with the terms of an employment agreement dated as of January 31, 1991, between Mr. Raymund and the Company (see "Executive Compensation -- Employment Agreement"), providing for Mr. Raymund's employment from February 1, 1991 through January 31, 2001, Mr. Raymund entered into an irrevocable proxy and escrow agreement (the "Irrevocable Proxy"). (In connection with an amendment to the employment agreement dated November 13, 1992, Annette L. Raymund has also entered into the Irrevocable Proxy.) Under the terms of the Irrevocable Proxy, three of the directors of the Company, Donald F. Dunn, Lewis J. Dunn and John Y. Williams (in their capacity as "outside" directors of the Company), have been granted full power and authority to vote the aggregate 226,500 shares of Preferred Stock. Each Irrevocable Proxy has a three year term in accordance with Section 607.0722 of the Florida Business Corporation Act. For the employment agreement to remain in effect, successive three year Irrevocable Proxies must be executed through January 31, 2001.

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock (information regarding the Company's Preferred Stock is set forth in the preceding paragraph and under "Executive Compensation -- Employment Agreement") as of May 1, 1995, by (i) each person known by the Company to own beneficially more than 5% of the shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Executive Officers (as defined under "Executive Compensation"), and
(iv) such directors and all executive officers as a group.

                                                                      AMOUNT AND
                            NAME OF                              NATURE OF BENEFICIAL       PERCENT
                      BENEFICIAL OWNER(1)                            OWNERSHIP(2)           OF CLASS
- ---------------------------------------------------------------  --------------------       --------
Charles E. Adair...............................................            4,000                 *
Peggy K. Caldwell..............................................           45,179(3)              *
Daniel M. Doyle................................................           10,000                 *
Donald F. Dunn.................................................           16,000                 *
Lewis J. Dunn..................................................           18,000(4)              *
A. Timothy Godwin..............................................          120,332(5)              *
Jeffery P. Howells.............................................           28,506(6)              *
Edward C. Raymund..............................................          294,211(7)              *
Steven A. Raymund..............................................        3,788,127(8)            9.9%
Frederick A. Snow..............................................           29,346(9)              *
John Y. Williams...............................................           26,000(10)             *
All executive officers and directors as a group (23 persons)...        5,021,366(11)          13.2%
FMR Corp.......................................................        4,301,800(12)          11.4%
  82 Devonshire Street
  Boston, MA 02109

- ---------------
  * Beneficial ownership represents less than 1% of the Company's outstanding shares of Common Stock.

 (1) The address for all of the above-listed beneficial owners (except as otherwise set forth) is: 5350 Tech Data Drive, Clearwater, Florida 34620.

Footnotes continued on next page.

Footnotes continued from prior page.

 (2) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest.

 (3) Includes 44,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of May 1, 1995. Also includes 409 shares in her account in the Company's Employee Stock Ownership Plan (the "ESOP").

 (4) Includes 12,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of May 1, 1995.

 (5) Includes 98,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of May 1, 1995. Also includes 4,332 shares held in his ESOP account.

 (6) Includes 28,000 shares that may be acquired upon the exercise of stock options exercisable within 60 days of May 1, 1995. Also includes 306 shares in his ESOP account.

 (7) Includes 196,300 shares owned by a trust of which he is the trustee; includes 90,000 shares owned by a partnership of which he is a general partner; and includes 7,911 shares held in his ESOP account.

 (8) Includes 3,415,670 shares owned by a partnership which is indirectly owned by Mr. Raymund; includes 200,000 owned by a trust of which he is the trustee; includes 23,000 shares owned by inter vivos trusts of which he is a trustee; and includes 147,457 shares held in his ESOP account.

 (9) Includes 28,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of May 1, 1995. Also includes 1,346 shares held in his ESOP account.

(10) Includes 16,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of May 1, 1995.

(11) Includes 306,800 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of May 1, 1995. Also includes 688,376 shares owned by the ESOP for which certain officers of the Company serve as trustees. Such officers are deemed to be beneficial owners of such shares.

(12) Ownership information of FMR Corp. is based on its Schedule 13G filed with the Securities and Exchange Commission, dated February 13, 1995, which reported that FMR Corp. had sole voting power over 103,500 of these shares.

                             ELECTION OF DIRECTORS

     PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE MEETING, UNLESS AUTHORITY TO DO SO IS WITHHELD, IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW.

     Pursuant to the Company's Articles of Incorporation, the Board of Directors is divided into three classes, terms of which expire alternately over a three-year period. At each Annual Meeting of Shareholders, successors to directors whose terms expire at that meeting shall be elected for three-year terms. One director is to be elected at this Annual Meeting to hold office for a term of two years expiring at the 1997 Annual

Meeting of Shareholders and three directors are to be elected at this Annual Meeting of Shareholders to hold office for a term of three years expiring at the 1998 Annual Meeting of Shareholders, all four to hold office until their successors shall have been elected and qualified. In the event any nominee is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

     Certain information is given below for the nominees for directors, and for each director whose term of office will continue after the Annual Meeting.

                                                      PRINCIPAL OCCUPATION               DIRECTOR
             NOMINEE               AGE               AND OTHER INFORMATION                SINCE
- ---------------------------------  ---   ----------------------------------------------  --------
NOMINEES FOR DIRECTOR -- TERMS TO EXPIRE 1998

Charles E. Adair(1)(2)...........  47    Charles E. Adair since 1992 has been the          1995
                                         President of Adair & Associates, Inc. (a
                                         private investment and consulting firm) and
                                         since 1993 has been President of Kowaliga
                                         Capital, Inc., (a venture capital management
                                         firm). Prior thereto, for nineteen years he
                                         was employed by Durr-Fillauer Medical, Inc.,
                                         then a publicly-held distributor of
                                         pharmaceutical products of major healthcare
                                         manufacturers, serving as President and Chief
                                         Operating Officer from 1981 to 1992. Mr. Adair
                                         also is a director of Performance Food Group,
                                         Inc. (a food processing and distributing
                                         company) and Boyd Bros. Transportation, Inc.
                                         (a transportation company). Mr. Adair attended
                                         Vanderbilt University and holds a B.S. Degree
                                         in Accounting from the University of Alabama.
Edward C. Raymund(3).............  66    Edward C. Raymund has been employed               1974
                                         continuously by the Company in various
                                         management positions since he founded it in
                                         1974 and is currently the Chairman of the
                                         Board Emeritus. Mr. Raymund holds a B.S.
                                         Degree in Finance from the University of
                                         Southern California.

John Y. Williams(1)(2)...........  52    John Y. Williams has been a Managing Director     1988
                                         of Grubb & Williams, Ltd. ("GWL"), (an
                                         Atlanta-based merchant banking firm) since
                                         1987 and principal of Equity South Advisors,
                                         LLC (a merchant banking affiliate of GWL)
                                         since January 1995. Prior thereto, he was an
                                         investment banker for more than 15 years with
                                         several firms. Mr. Williams holds a B.S.
                                         Degree from Georgia Institute of Technology
                                         and an MBA Degree from the Harvard Business
                                         School.

                                                      PRINCIPAL OCCUPATION               DIRECTOR
             NOMINEE               AGE               AND OTHER INFORMATION                SINCE
- ---------------------------------  ---   ----------------------------------------------  --------
NOMINEE FOR DIRECTOR -- TERM TO EXPIRE 1997

Daniel M. Doyle(1)(2)............  54    Daniel M. Doyle has been the Chief Executive      1994
                                         Officer and a director, since January 1987, of
                                         Danka Business Systems PLC which owns Danka
                                         Industries, Inc., (a distributor of automated
                                         office equipment and related services). Mr.
                                         Doyle was one of the founders of Danka
                                         Industries, Inc. Mr. Doyle attended John
                                         Carroll University.

DIRECTORS CONTINUING IN OFFICE -- TERMS TO EXPIRE 1997

Lewis J. Dunn(1)(2)(4)...........  69    Lewis J. Dunn has been a senior consultant        1986
                                         with Price & Donoghue, P.A. (a public
                                         accounting firm) since November 1992. From May
                                         1989 to November 1992 he was a
                                         Realtor-Associate. From September 1985 to
                                         April 1989, Mr. Dunn was the Chief Executive
                                         Officer and Chairman of the Gulf Bank of
                                         Dunedin, Florida. From 1972 to November 1984
                                         Mr. Dunn was President and Chief Executive
                                         Officer of Sun Bank/Suncoast. Mr. Dunn holds a
                                         B.S. Degree in Economics from the University
                                         of Illinois.

Steven A. Raymund(3).............  39    Steven A. Raymund has been employed by the        1986
                                         Company since 1981. He has served as Chief
                                         Executive Officer since January 1986 and as
                                         Chairman of the Board since April 5, 1991. In
                                         March 1993, Mr. Raymund became a director of
                                         Sports & Recreation, Inc. (a retail sporting
                                         goods chain). He has a B.S. Degree in
                                         Economics from the University of Oregon and a
                                         Masters Degree from the Georgetown University
                                         School of Foreign Service.

DIRECTORS CONTINUING IN OFFICE -- TERMS TO EXPIRE 1996

Donald F. Dunn(1)(2)(4)..........  69    Donald F. Dunn has been a director of Eckerd      1991
                                         Corporation (a retail drug store chain) since
                                         1986. Mr. Dunn has also been a director of
                                         Younkers, Inc. (a department store chain)
                                         since April 1992. From 1977 to August 1988 he
                                         was Senior Vice President and a director of
                                         Allied Stores Corporation. From May 1987 to
                                         August 1988 he was Chairman and Chief
                                         Executive Officer of Maas Brothers/Jordan
                                         Marsh (a division of Allied Stores
                                         Corporation). Mr. Dunn holds a B.S. Degree
                                         from Babson Institute.

                                                      PRINCIPAL OCCUPATION               DIRECTOR
             NOMINEE               AGE               AND OTHER INFORMATION                SINCE
- ---------------------------------  ---   ----------------------------------------------  --------
A. Timothy Godwin................  45    A. Timothy Godwin joined the Company in July      1991
                                         1989 as Senior Vice President of Finance and
                                         assumed the responsibilities of Chief
                                         Financial Officer in November 1989. Mr. Godwin
                                         was promoted to President and Chief Operating
                                         Officer in November 1991. From 1987 to June
                                         1989 Mr. Godwin was employed by Price
                                         Waterhouse as an audit partner. Mr. Godwin is
                                         a Certified Public Accountant and holds a B.S.
                                         Degree in Accounting from the University of
                                         West Florida.

- ---------------

(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.
(3) Steven A. Raymund is the son of Edward C. Raymund.
(4) Donald F. Dunn is not related to Lewis J. Dunn.

     The Board of Directors held four meetings during the fiscal year ended January 31, 1995. The current standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Audit Committee met twice and the Compensation Committee met once during the fiscal year ended January 31, 1995. All directors attended every meeting of the Board of Directors and all Committees on which they served during the fiscal year ended January 31, 1995. The function of the Audit Committee is to meet periodically with the Company's independent auditors to review the scope and results of the audit and to consider various accounting and auditing matters related to the Company, including its internal control structure. The Audit Committee also makes recommendations to the Board of Directors regarding the independent public accountants to be appointed as the Company's auditors. The function of the Compensation Committee is to meet periodically to review and recommend management compensation plans.

     During the fiscal year ended January 31, 1995, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "SEC") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them except that Steven
A. Raymund filed one late report covering a transfer of shares from a partnership to a trust, both of which are controlled by Mr. Raymund. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the SEC in providing this information.

                             EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended January 31, 1995, 1994 and 1993 for (i) the Chief Executive Officer of the Company and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                ANNUAL COMPENSATION        ------------
                  NAME AND                 -----------------------------     OPTIONS         ALL OTHER
           PRINCIPAL POSITION              YEAR   SALARY($)    BONUS($)      (SHARES)     COMPENSATION(1)
- -----------------------------------------  ----   ----------   ---------   ------------   ---------------
Steven A. Raymund                          1995    $ 400,000   $ 222,000      200,000         $ 5,000
  Chairman of the Board of Directors and   1994      375,000     425,000      150,000           7,575
  Chief Executive Officer                  1993      350,000     442,000           --           7,366
A. Timothy Godwin                          1995      250,000      85,000      100,000           5,000
  President and Chief Operating Officer    1994      225,000     146,000      100,000           7,575
                                           1993      200,000     162,000       80,000           7,366
Peggy K. Caldwell                          1995      175,000      70,000       50,000           5,000
  Senior Vice President of Marketing       1994      170,000      80,000       50,000           7,575
                                           1993      110,000      63,000       40,000          50,000
Jeffery P. Howells                         1995      170,000      47,000       50,000           5,000
  Senior Vice President of Finance and     1994      145,000      44,000       50,000           5,787
  Chief Financial Officer                  1993      100,000      54,000       20,000             500
Frederick A. Snow                          1995      175,000      70,000       50,000           5,000
  Senior Vice President of Sales           1994      170,000      80,000       50,000           7,575
                                           1993      145,000     123,000       40,000           7,366

- ---------------

(1) Amounts relate to contributions to the Company's ESOP and 401-K plan, except for $50,000 paid to Ms. Caldwell in fiscal 1993 for reimbursement of moving expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides details regarding stock options granted to the Executive Officers during the fiscal year ended January 31, 1995.

                                                    % OF TOTAL
                                                     OPTIONS
                                       OPTIONS      GRANTED TO
                                      GRANTED IN   EMPLOYEES IN    EXERCISE     EXPIRATION      GRANT DATE
                NAME                  1995(#)(1)   FISCAL YEAR    PRICE($/SH)      DATE      PRESENT VALUE(2)
- ------------------------------------  ----------   ------------   -----------   ----------   ----------------
Steven A. Raymund...................    200,000        14.6%        $ 20.25       3/21/04       $2,593,000
A. Timothy Godwin...................    100,000         7.3%          20.25       3/21/04        1,296,000
Peggy K. Caldwell...................     50,000         3.6%          20.25       3/21/04          648,000
Jeffery P. Howells..................     50,000         3.6%          20.25       3/21/04          648,000
Frederick A. Snow...................     50,000         3.6%          20.25       3/21/04          648,000

- ---------------

(1) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Options are exercisable after two (2) years of continued employment after the date of grant. Options are exercisable only to the extent of forty percent (40%) of the total number of shares subject to option after the expiration of two (2) years following the date of grant; only to the extent of sixty percent (60%) of the total number of optioned shares after the expiration of three (3) years following the date of grant; only to the extent of eighty percent (80%) of the total number of shares subject to option after the expiration of four
    (4) years following the date of grant; and in full only after the expiration of five (5) years following the date of grant. For more information regarding the Company's Stock Option Plans, see "Stock Option Plans".

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company's use of the model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: an option term of ten years, volatility at .3936, dividend yield at 0.0%, and an interest rate at 7.0%. The real value of the options in this table depends upon the actual performance of the Company's stock and overall market conditions during the applicable period. The amounts reflected in this table may not be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                 SHARES                                                  VALUE OF UNEXERCISED
                                ACQUIRED                   NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                               ON EXERCISE    VALUE       OPTIONS AT YEAR-END(#)            AT YEAR-END($)
                                 IN 1995     REALIZED   ---------------------------   ---------------------------
            NAME                   (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -----------------------------  -----------   --------   -----------   -------------   -----------   -------------
Steven A. Raymund............         --           --          --        350,000              --      $ 193,000
A. Timothy Godwin............     50,000     $745,000      42,000        248,000       $ 232,000        281,000
Peggy K. Caldwell............         --           --      16,000        124,000          82,000        167,000
Jeffery P. Howells...........      8,000       76,000       4,000        120,000          31,000        153,000
Frederick A. Snow............     16,000      141,000          --        124,000              --        141,000

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      INTRODUCTION

     The Compensation Committee of the Board of Directors, composed entirely of independent, non-employee directors, recommends to the Board the compensation of Executive Officers. The Company is required to provide herein certain information concerning compensation provided to the Company's Chairman and Chief Executive Officer and the four other most highly compensated Executive Officers.

      COMPENSATION COMMITTEE ROLE

     The Compensation Committee of the Board of Directors is responsible for making recommendations to the Board of Directors concerning the compensation of Executive Officers. The Committee's responsibilities include the review of salaries, benefits and other compensation of senior officers and making recommendations to the full Board of Directors with respect to these matters.

      COMPENSATION PHILOSOPHY

     The compensation philosophy for Executive Officers conforms to the compensation philosophy of the Company generally for all employees. The Company's compensation is designed to:

     - provide compensation comparable to that offered by companies with similar businesses, allowing the Company to successfully attract and retain the employees necessary to its long-term success;

     - provide compensation which relates to the performance of the individual and based upon individual performance;

     - provide incentive compensation that varies directly with both Company performance and individual contribution to that performance; and

     - provide an appropriate linkage between compensation and the creation of shareholder value through awards tied to the Company's performance and through facilitating employee stock ownership.

      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Charles E. Adair, Daniel M. Doyle, Donald F. Dunn, Lewis J. Dunn and John Y. Williams. No member of the Compensation Committee is or was formerly an executive officer or an employee of the Company or its subsidiaries.

     No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

      SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the corporate deduction for annual compensation paid to certain Executive Officers to $1,000,000, unless the compensation is performance-based. It is the Committee's intention that, so long as it is consistent with its overall compensation objectives, virtually all executive compensation shall be deductible for federal income tax purposes. It is the Committee's opinion that the shareholders' interest will be better served over the longer term by preserving the deductibility of its Executive Officers' compensation.

      EXECUTIVE OFFICERS' COMPENSATION PROGRAM

     The Company's Executive Officers' compensation program is comprised of base salary, targeted bonus compensation and long-term incentive compensation in the form of stock options. In addition, the Company's Executive Officers receive various other benefits, including medical benefits, participation in an employee stock ownership plan and a retirement savings plan, which are all generally available to all employees of the Company.

            Base Salary

     The Compensation Committee reviewed the salaries of the Executive Officers of the Company in March 1994. The Committee made salary decisions about the Executive Officers based upon a variety of considerations in conformance with the compensation philosophy stated above. First, salaries are competitively set relative to companies in the distribution industry and other comparable companies. Second, the Committee considered the performance of the individual Executive Officer with respect to the areas under his or her responsibility, including an assessment of the value of each to the Company. Third, internal equity among employees was factored into the decision. Finally, the Compensation Committee considered the Company's financial performance and its ability to absorb any increases in salaries.

     Comparable companies included other distributors of personal computer products as well as distributors of electronic components, pharmaceuticals, food and office supplies with similar or larger annual revenues. The Committee believes that the dynamics of such kinds of companies in the distribution industry are similar to the Company.

     The Committee believes that it sets Company base salaries at or below the average of the range of salaries paid by the majority of the peer corporations which are in the distribution industry and included in the "Stock Price Performance Graph" on page 15. In developing base salary ranges, in addition to the peer corporations, the Committee also considered each Executive Officer's experience level and scope of responsibility as well as considering a March 1994 compensation study conducted by an outside compensation consultant. That consultant included in its study a survey of compensation of half of the peer corporations which are in the distribution industry and included in the "Stock Price Performance Graph" on page 15 as well as other regional and market data of their choosing. In conducting its salary deliberations, the Committee did not strictly tie senior executive base pay to a defined competitive standard. Rather, the Committee elected to maintain flexibility in its decision making capacity so as to permit salary recommendations that best reflect the individual contributions made by the Company's top executives.

     Base salaries for Executive Officers are determined with references to a position rate for each officer. These position rates are determined annually by evaluating the responsibilities of the position and comparing it with other executive officer positions in the market place. It is often difficult to compare the duties and responsibilities of Company Executive Officers to those included in the peer group or in competitive positions because comparable job titles are not necessarily comparable to duties and responsibilities. However, the Committee generally sought to establish base salaries at or below the range of the peer group companies and the companies surveyed by the independent consultant based upon the nature of the Executive Officer position.

     Based upon his strategic direction and the Company's continuing sustained growth and increasing market share, the Committee set the base salary of its Chief Executive Officer, Steven A. Raymund, above the average range referred to above. Mr. Raymund had a three-year employment agreement with the Company, which agreement terminated on March 31, 1995. Mr. Raymund will continue as Chairman of the Board of Directors and Chief Executive Officer of the Company without the need for an employment agreement. His now expired employment agreement designated an initial annual salary of $350,000 in fiscal 1993, to be increased in the second and third years by an amount agreed to and approved by the Board of Directors. That agreement also provided for an annual targeted bonus of $350,000 in fiscal 1993, the actual amount to be determined by the Board of Directors. The now expired employment agreement constituted a basis for the Committee to set Mr. Raymund's base salary and bonus; however, the Committee considered the other factors previously set forth as well as those set forth below.

     The Compensation Committee established targets for the annual base salary and the targeted bonus awards for Mr. Raymund based upon his responsibilities compared to the breadth and scope of the responsibilities of other chief executive officers of companies in the distribution industry. The Committee then split such targeted annual earnings evenly between base salary and targeted bonus. The targeted bonus is further split into a quantitative portion (82%), based upon earnings per share and return on current assets and a qualitative portion (18%), based upon the same qualitative objectives established for other Executive Officers and set forth below under the caption "Targeted Bonus". With respect to both the quantitative and qualitative goals, the Committee can use its own discretion by reducing the targeted bonus for under-achieving and increasing it for over-achieving.

            Targeted Bonus

     Each Executive Officer, including the Chief Executive Officer, is eligible to receive an annual targeted bonus. These bonuses are paid pursuant to an incentive compensation plan established at the beginning of the fiscal year in connection with the Company's preparation of its annual operating budget for such year. Under the incentive compensation plan, an Executive Officer's targeted bonus for a given year is established at a fixed dollar amount and consists of quantitative and qualitative portions which are tied to the financial performance of the Company for such year in relation to the Company's operating budget, as well as any particular accomplishments achieved by the Executive during such year in his or her area of responsibility. In formulating recommendations to the Board with respect to targeted bonus awards, the Compensation Committee members evaluate the Executive Officer's responsibilities and role in the Company and such other factors as they deem relevant to motivate such Executive to achieve strategic budgeted performance levels.

     The quantitative, or non-discretionary portion of the targeted bonuses, is based on the financial performance of the Company, currently allocated to earnings per share (65%) and return on current assets (35%). Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, have 50% to 70% of their targeted bonus based upon achievement of the quantitative corporate performance levels. During the Company's post-conversion stabilization period of its computer system conversion, some system downtime was experienced which negatively impacted sales growth in the fiscal fourth quarter. For that reason, the Company did not meet its pre-established financial goals for earnings per share and return on current assets. Accordingly, the quantitative portion of all Executive Officers' bonuses was reduced to 32.5% of the target.

     The qualitative or discretionary awards are based upon qualitative objectives established at the beginning of the fiscal year and include human resource management, systems and operational enhancements, support of subsidiary operations and other mutually agreed upon goals of the Executive Officers. Prior to the business interruption described above, the Company was on target to meet its financial goals. Accordingly, the Board awarded non-recurring discretionary qualitative bonuses to its Executive Officers; however, none of such Officers received 100% of their targeted bonuses.

            Stock Option Awards

     The Company maintains Stock Option Plans which are designed to align Executive Officers' and shareholders' interests in the enhancement of shareholder value. The long-term component of the Company's incentive compensation program consists of the grant of non-transferable stock options. The stock options are designed to create a mutuality of interest with shareholders by motivating the Chief Executive Officer and the other Executive Officers and key employees to manage the Company's business so that the shareholders' investment will grow in value over time. Stock options are granted under these plans by the disinterested members of the Board. Executive Officers are eligible to receive options under these plans. (Prior to March 23, 1993, the Chief Executive Officer had been ineligible to receive options under Company plans.) The Compensation Committee strongly believes that the interests of shareholders and executives become more closely aligned when such executives are provided an opportunity to acquire a proprietary interest in the Company through ownership of the Company's Common Stock. Accordingly, key employees of the Company, including Executive Officers, as part of their overall compensation package, are eligible for participation in the Company's Stock Option Plans, whereby they are granted options at no less than fair market value on the date of grant, and are exercisable in annual installments beginning two years after the date of grant. Because no benefit is received unless the Company's stock price performs favorably, awards under the Stock Option Plans are intended to provide incentives for Executive Officers to enhance long-term Company performance, as reflected in stock price appreciation, thereby increasing shareholder value.

     In general, stock option awards are granted on an annual basis if warranted by the Company's sustained growth and increasing market share. The Stock Option Committee evaluates the Company's overall financial performance for the year, the desirability of long-term service from an Executive Officer and the number of options held by other executive officers in the Company with the same, more or less responsibility than the Executive Officer at issue. To encourage long-term performance, options vest over a five-year period and remain outstanding for ten years.

     The amount of the grants are principally based on overall consolidated results of the Company, achievement of Company objectives, individual performance, including managerial effectiveness, initiative, team work and prior year and accumulated stock option awards, and are in such amounts that reflect what the Committee believes are necessary to attract, retain and motivate senior management and other key employees. The Compensation Committee believes that stock option awards are rewards for past performance and the incentive for continued growth. The Stock Option Plans are the Company's only long-term deferred compensation plans as compared to other companies which have other deferred compensation plans in addition to stock option plans.

                                          COMPENSATION COMMITTEE

                                          Donald F. Dunn, Chairman
                                          Charles E. Adair
                                          Daniel M. Doyle
                                          Lewis J. Dunn
                                          John Y. Williams

May 8, 1995

     The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

DIRECTORS' COMPENSATION

     Directors who are not employees of the Company receive a $10,000 annual retainer fee and a $1,500 attendance fee for each meeting plus reimbursement for out-of-pocket expenses. Members of the Audit and Compensation Committees receive a $1,000 attendance fee when meetings of such Committees are not held on the same day as a Board of Directors meeting.

EMPLOYMENT AGREEMENT

     Effective as of January 31, 1991, the Company entered into a ten-year employment agreement with Edward C. Raymund. See "Principal Shareholders". During the employment period which began on February 1, 1994 and ends on January 31, 2001, Mr. Raymund receives an annual salary of $176,400 provided that the Irrevocable Proxy is renewed. See "Principal Shareholders." Pursuant to a settlement agreement between Mr. Raymund and his former wife, Annette L. Raymund, Mrs. Raymund shares fifty percent of Mr. Raymund's salary in accordance with an amendment to the employment agreement dated November 13, 1992. The employment agreement, as amended, also provides for the continuation of fifty percent of Mr. Raymund's salary to Annette L. Raymund and fifty percent to his designated beneficiary in the event of his death prior to January 31, 2001, provided that the Irrevocable Proxy is renewed. The employment agreement further provides that the Company shall continue to cause Mr. Raymund to be a nominee and support such nomination for election as a member of the Board of Directors so long as he owns of record or beneficially 250,000 or more shares of Common Stock of the Company.

STOCK OPTION PLANS

     The Company adopted its 1985 Plan in order to grant options to its employees to give them a greater interest in the success of the Company and an added incentive to continue in its employment. A total of 1,050,000 shares of Common Stock were reserved for issuance pursuant to the 1985 Plan. As of January 31, 1995, there were 19,260 shares underlying unexercised options granted under the 1985 Plan and 144,880 shares available for grant under such Plan. The 1985 Plan is administered by a committee appointed by the

Board of Directors. All options under the 1985 Plan must be granted at an exercise price of not less than fair market value on the date of grant. Options become exercisable two years from the date of grant. Options granted to an optionee terminate ninety days after termination of employment except for termination for cause. Options granted to an optionee terminate upon his ceasing to be an employee, except that options terminate three months thereafter in the case of retirement and one year thereafter in the case of death or disability of the optionee. No options may be granted under the 1985 Plan after July 31, 1995.

     The Company adopted the 1990 Stock Option Plan in June 1990 in order to grant options to its officers and employees and for certain other individuals providing services to or acting as directors of the Company, and like the 1985 Plan, to enable them to acquire or increase their proprietary interest in the Company. For more information regarding the 1990 Stock Option Plan, see "Approval of the Proposed Amendment to the Tech Data Corporation 1990 Incentive and Non-Statutory Stock Option Plan".

EMPLOYEE STOCK OWNERSHIP PLAN

     All employees of the Company are eligible to participate in its ESOP. Employees automatically become participants in the ESOP after one year of qualified service. Each year the Company may contribute an amount to the plan that it determines in its sole discretion. The Board of Directors approved a contribution of $975,000 for the fiscal year ended January 31, 1995. Contributions to the ESOP may be made either in Common Stock of the Company or in cash. Each employee who is a participant in the ESOP on the last day of the plan year is entitled to share in the Company's contributions for that year, as are employees (or their beneficiaries) who are not participants on the last day of the year because of retirement, disability or death during the year. Each employee shares in the Company's contribution to the ESOP in the same percentage that his salary bears to the total amount of salaries paid during the year to all participants entitled to share in the Company's contribution. The amount in each participant's account vests fully after seven years.

RETIREMENT SAVINGS PLAN

     The Company's retirement savings plan (the "Savings Plan") combines a salary deferral arrangement with matching Company contributions. Employees are eligible to participate in the Savings Plan once they have completed a year of service.

     The Savings Plan permits a qualified employee to defer a portion of his compensation in accordance with the provisions of Section 401(k) of the Code. The Company may match amounts deferred in the Savings Plan and, in its discretion, make additional retirement contributions to the Savings Plan from Company profits. The maximum deferred amount of total compensation permitted under the Savings Plan for an employee during the plan year ended December 31, 1994 was $9,240. The Board of Directors approved matching Company contributions to the Savings Plan for the plan year ended December 31, 1994 of $.50 per dollar of the first 5% of salary deferred by an employee up to the first $1,000 deferred. The Company's matching contribution for fiscal year 1995 amounted to $312,000. The amount deferred by an employee in his account and the amount in his matching account are fully vested at all times. Any retirement contributions made by the Company become fully vested after seven years.

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total shareholder return on the Company's Common Stock with the NASDAQ Stock Market (U.S.) Index and the average performance of a group consisting of the Company's peer corporations on a line-of-business basis. The companies making up the peer corporations group are Arrow Electronics, Inc., Avnet, Inc., Marshall Industries, Merisel, Inc., Robec, Inc., Southern Electronics Corporation, United Stationers, Inc. and Western Micro Technology. Gates/FA Distributing, Inc., which was included in last year's peer corporation group, was excluded this year since it was acquired in August 1994 by Arrow Electronics, Inc., one of the other peer corporations. This graph assumes that $100 was invested on January 31, 1990 in the Company's Common Stock and in the other indices, and that all dividends were reinvested and are weighted on a market capitalization basis at the time of each reported data point. The stock price performance shown below is not necessarily indicative of future price performance.

                                   [Graph]


                                                 Nasdaq Stock      Microcomputer
      Measurement Period           Tech Data     Market (U.S.)     Distribution
    (Fiscal Year Covered)         Corporation        Index              Index
1990                                       100             100             100
1991                                       123             103              97
1992                                       431             158             126
1993                                       643             179             172
1994                                       863             204             211
1995                                       606             195             180

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                                APPROVAL OF THE
                PROPOSED AMENDMENT TO THE TECH DATA CORPORATION
               1990 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

GENERAL

     On March 28, 1995, the Company's Board of Directors unanimously approved and recommends to the shareholders that they approve an amendment to the Tech Data Corporation 1990 Incentive and Non-Statutory Stock Option Plan (the "1990 Stock Option Plan") to (i) provide that the Stock Option Committee, in addition to being considered "Disinterested Administration" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and be comprised of "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder (including the transition rules of Proposed Treasury Regulation Section 1.162-27 of the Code) and (ii) establish a limitation on the total number of shares of Common Stock that may be granted to any single employee. The text of the proposed amendment to the 1990 Stock Option Plan is set forth in Exhibit A to this Proxy Statement.

     The proposed amendment to the 1990 Stock Option Plan will be approved upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted FOR approval of the proposed amendment to the 1990 Stock Option Plan.

THE AMENDMENT

     The 1993 Omnibus Budget Reconciliation Act added Section 162(m) to the Code. Section 162(m) generally limits the deduction that may be claimed by a publicly held company for compensation paid to its chief executive officer and the other four most highly compensated executive officers in any fiscal year to $1,000,000 per person, subject to certain exceptions. The $1,000,000 limitation applies to all types of compensation, including restricted stock awards and amounts realized on the exercise of stock options and stock appreciation rights ("SARs"), unless the awards and plan under which they were made qualify as "performance based" under the terms of the Code and related regulations. In the case of options, a plan and option awards under such plan will be performance based and therefore not subject to the deduction limit if (i) the plan is approved by stockholders; (ii) the options are awarded by a compensation committee comprised solely of two or more "outside directors"; (iii) the exercise price of the options awarded are no less than the fair market value of the underlying stock on the date of the award; and (iv) the plan includes a per-employee limitation on the number of shares for which awards may be granted during a specified period.

     The amendment to the 1990 Stock Option Plan is proposed, in part, to bring such plan into compliance with the performance based criteria that will apply following the expiration of certain transition rules, including, specifically, the per-employee limitation on the number of shares for which options or SARs may be granted during a given year. Currently, there is no specific per-employee limitation on awards under the 1990 Stock Option Plan. Accordingly, the amendment provides that the maximum number of shares of the Company's Common Stock for which options may be granted under the 1990 Stock Option Plan to any eligible officer, employee or member of the Board during any one-year period shall not exceed twenty percent (20%) of the aggregate number of shares of Common Stock authorized for issuance under the 1990 Stock Option Plan, subject to adjustment as provided in such plan. The amendment will not, however, cause a reduction in the number of shares of Common Stock subject to any award outstanding prior to the effective date of the amendment. Approval of the amendment will permit the Company to avoid the Section 162(m) limitation on the deductibility of compensation relating to options or SARs granted under the 1990 Stock Option Plan in 1995 and subsequent years.

     Except for such amendment, if approved by holders of a majority of the shares present in person or represented by proxy at the annual meeting, the 1990 Stock Option Plan will remain unchanged. The following is a summary of the provisions of the 1990 Stock Option Plan. This summary is qualified in its entirety by reference to such plan.

SUMMARY DESCRIPTION OF THE STOCK OPTION PLAN

     The 1990 Stock Option Plan is administered by the Stock Option Committee (the "Committee"), which is authorized to grant incentive stock options ("ISO's"), non-qualified options ("NQO's"), SARs and limited stock appreciation rights ("Limited SAR's") to officers, directors and other key executive and management employees of the Company. The Committee is composed of two or more directors who would be both (i) disinterested persons within the meaning of Rule 16b-3 of the Exchange Act and (ii) "outside directors" within the meaning of
Section 162(m) of the Code and the regulations thereunder (including the transition rules of Proposed Regulations Section 1.162-27). The current members of the Committee appointed by the Board of Directors are Donald F. Dunn, Lewis
J. Dunn and John Y. Williams. The Committee establishes rules and regulations for the operation of the 1990 Stock Option Plan, selects persons to receive options, determines the option price for shares subject to each option, and determines the number of shares subject to grants.

     The maximum number of shares of the Company's Common Stock that may be issued to grantees under the 1990 Stock Option Plan is 5,000,000 shares. As of January 31, 1995, there were 2,620,800 shares underlying unexercised options granted under the 1990 Stock Option Plan and 2,205,932 available for grant under such plan. If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option. Payment of cash in lieu of shares would be considered an issuance or transfer of the shares.

     The aggregate fair market value (determined at the time an ISO is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any person during any calendar year under the 1990 Stock Option Plan shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a NQO.

     ISO's are exercisable after two (2) years of continued employment after the date of grant. ISO's would be exercisable only to the extent of forty percent (40%) of the total number of shares subject to option after the expiration of two (2) years following the date the ISO is granted; only to the extent of sixty percent (60%) of the total number of optioned shares after the expiration of three (3) years following the date the ISO is granted; only to the extent of eighty percent (80%) of the total number of optioned shares after the expiration of four (4) years following the date the option is granted; and in full only after the expiration of five (5) years following the date the ISO is granted. Any option granted not subject to the provision requiring two years of employment before exercise and the twenty percent (20%) vesting schedule shall be specifically designated as being a NQO. ISO's granted to an optionee terminate ninety days after termination of employment except for termination for cause. In the event of disability, retirement (at the optionee's retirement date), or death of the optionee ISOs and NQOs become fully exercisable and terminate upon the earlier of (i) one year after such disability, retirement or death or (ii) the expiration of the ten year term of the option.

     Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable in the event of (i) a change of control of the Company, (ii) a merger, consolidation, reorganization or dissolution in which the Company does not survive, or (iii) the sale, lease, exchange or disposition of substantially all the property and assets of the Company.

STOCK OPTIONS

     The Committee can grant NQO's and ISO's qualifying as incentive stock options under the Code. The Committee determines the duration of each option; however, the term of an ISO cannot exceed ten years from the date of grant. The option price of a NQO is determined by the Committee, and such price may be less than, equal to, or greater than the fair market value at the date of grant. The option price for an ISO is the fair market value of a share of the Company's Common Stock on the date of grant. The grantee can pay the option price in cash, or if permitted by the Committee, by delivering to the Company shares of Common Stock already owned by the grantee that have a fair market value equal to the option price. Shares cannot be issued or transferred upon the exercise of an option until the option price is paid in full.

STOCK APPRECIATION RIGHTS

     In connection with a stock option granted under the 1990 Stock Option Plan, the Committee can grant an alternate settlement mechanism which is the equivalent of a SAR. If a grantee utilizes the alternate settlement mechanism or SAR, the grantee would receive an amount equal to the excess of the fair market value of the shares with respect to which the SAR is being exercised over the option price of the shares. Payment would be made in cash or in shares as the optionee determines. If a SAR is exercised, the right under the related option to purchase shares with respect to which the SAR has been exercised would terminate. If a stock option is exercised, any SAR related to the shares purchased would terminate.

     The Committee can also grant a Limited SAR. A Limited SAR is a SAR which entitles the holder thereof to an amount in cash only in the event of a tender offer or exchange offer for 20% or more of the outstanding shares of Common Stock of the Company. The amount of cash the grantee of a Limited SAR would receive would be the amount representing the difference between the option price per share and the highest price per share paid in the tender or exchange offer. No SARs or Limited SARs have been granted under the 1990 Stock Option Plan nor does the Committee have any immediate plans to do so.

     As of January 31, 1995, there were approximately 2,200 employees eligible to participate in the 1990 Stock Option Plan. The following table shows the number of options granted during the last fiscal year to the Company's executive officers as a group and to all employees, as a group, excluding executive officers.

                                                                      OPTIONS
                                       GROUP                         GRANTED(1)
                ---------------------------------------------------  ----------
                All executive officers as a group..................    630,000
                All employees as a group (excluding executive
                  officers)........................................    742,500

- ---------------

(1) Information as to the amount of options received by the named Executive Officers is set forth under "Option Grants in Last Fiscal Year" appearing on page 8. Daniel M. Doyle, an outside director received an option for 10,000 shares during the last fiscal year. Charles E. Adair, a newly appointed outside director recently received an option for 5,000 shares.

     The following table shows as to each of the Executive Officers, as to all executive officers as a group, as to all current directors who are not executive officers as a group, and as to all other employees as a group, the aggregate number of shares of Common Stock subject to awards under the 1990 Stock Option Plan since its inception and the average per share option exercise price. No SARs nor Limited SARs have been granted under the Plan. On May 8, 1995, the closing price of the Company's Common Stock on the NASDAQ National Market System was $9.00 per share.

                                                                                                        CURRENT NON-
                          STEVEN                                                        ALL EXECUTIVE     EMPLOYEE     ALL OTHER
                            A.      A. TIMOTHY   PEGGY K.   JEFFERY P.   FREDERICK A.     OFFICERS       DIRECTORS     EMPLOYEES
                          RAYMUND     GODWIN     CALDWELL    HOWELLS         SNOW        AS A GROUP      AS A GROUP    AS A GROUP
                          -------   ----------   --------   ----------   ------------   -------------   ------------   ----------
STOCK OPTIONS
Number of Shares........  350,000     306,800    140,000      140,000       160,000       1,534,800        70,000      1,463,368
Average per share
  exercise price........   $16.23    $  13.30    $ 13.97     $  13.77      $  12.88       $   14.72        $ 5.04      $   14.99

     At January 31, 1995, the market value per share of Common Stock was $13.25. The exercise price of options outstanding under the 1990 Stock Option Plan as of that date ranged from $1.32 to $11.63.

FEDERAL INCOME TAX CONSEQUENCES

     An optionee does not realize taxable income upon the grant of an option. In general, the holder of NQO realizes ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company receives a corresponding deduction. (If a NQO is exercised within six months after the date of grant and if the optionee is subject to the six-month restriction on sale of Common Stock under Section 16(b) of the Exchange Act, the optionee generally recognizes ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the optionee realizes capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised (or, if later, the time ordinary income was recognized with respect to the exercise).

     The holder of an ISO does not realize taxable income upon exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the ISO grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

     In general, if an optionee delivers previously-owned shares in payment of the exercise price of an option, no gain or loss will be recognized on the exchange of the previously-owned shares for an equivalent number of newly issued shares. However, if the previously-owned shares delivered in payment of the exercise price were acquired pursuant to the exercise of an ISO and if the requisite ISO holding periods are not satisfied (see the preceding paragraph), then the optionee will realize ordinary income on the delivery of the previously-owned shares as in the case of any other "early" disposition of ISO-acquired shares. If the option being exercised is a NQO, the optionee will realize ordinary income equal to the amount by which the fair market value of the Common Stock received exceeds the exercise price (as if the exercise price were paid in cash).

     SAR's and Limited SAR's. The grant of SAR's or Limited SAR's would not result in income for a grantee or in a deduction for the Company. Upon the exercise of SAR's or Limited SAR's, the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares or cash received. However, with respect to SAR's or Limited SAR's paid in stock to a grantee who is subject to the six-month restriction on sale of Common Stock, the income for the grantee and the deduction for the Company would be based on the fair market value of the shares six months and one day following exercise unless the grantee elects to recognize income at the time of exercise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE 1990 STOCK OPTION PLAN TO LIMIT THE NUMBER OF SHARES GRANTED BY OPTION TO ANY ELIGIBLE OFFICER, EMPLOYEE OR MEMBER OF THE BOARD.

                     APPROVAL OF THE TECH DATA CORPORATION
                   NON-EMPLOYEE DIRECTORS' 1995 NON-STATUTORY
                               STOCK OPTION PLAN

GENERAL

     On March 28, 1995, the Company's Board of Directors unanimously adopted the Tech Data Corporation Non-Employee Directors' 1995 Non-Statutory Stock Option Plan (the "Directors' Stock Option Plan") with the condition that such plan be submitted to the Company's shareholders for approval. The provisions of the Directors' Stock Option Plan are generally summarized below. This description is qualified in its entirety by reference to the provisions of the Directors' Stock Option Plan, a copy of which is attached to this Proxy Statement as Exhibit B. The Company intends that the Directors' Stock Option Plan and its operation comply with the provisions of Rule 16b-3 promulgated under the Exchange Act.

     The purpose of the Directors' Stock Option Plan is to enable the Company to attract and retain persons of outstanding credentials and competence to serve as non-employee members of the Company's Board of Directors (the "Board"), to more closely align the interests of the non-employee members of the Board with those of the Company's shareholders and to motivate non-employee members of the Board to take such actions as shall improve corporate performance on a long-term basis.

     The Directors' Stock Option Plan will be approved upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted FOR approval of the Directors' Stock Option Plan.

SUMMARY DESCRIPTION OF THE DIRECTORS' STOCK OPTION PLAN

     The maximum number of shares of the Company's Common Stock that may be issued or transferred to grantees under the Directors' Stock Option Plan would be 100,000 shares. If there is a stock dividend, recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, appropriate adjustments would be made in the number of shares that could be issued or transferred in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

     Participation in the Directors' Stock Option Plan is limited to persons who are members of the Board and who are not full time employees of the Company (the "Participants"). As of the date of this Proxy Statement, there are five non-employee directors of the Company.

     The Directors' Stock Option Plan provides for two types of option grants:
New Director Grants (which provide a one-time grant to each new non-employee director on the date of appointment to the Board) and Annual Director Grants (which provide yearly grants to each existing non-employee director, who has served on the Board for at least six (6) months). Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director who, for the first time, is appointed a director of the Company will receive a New Director Grant consisting of an option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock at the date of grant. Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director who is re-elected or otherwise continues to serve on the Board will receive, on the date of each annual shareholders meeting, an Annual Director Grant consisting of an option to purchase 1,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock at the date of each annual shareholders meeting, provided that the director has served on the Board for at least six (6) months.

     Pursuant to the terms of the Directors' Stock Option Plan, New Director Grants vest in 20% increments annually and become fully vested on the fifth anniversary of the date of grant. Annual Director Grants shall vest and become exercisable one year from the date of grant. All options shall expire on the tenth anniversary of the date of grant.

     Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable in the event of (i) a change of control of the Company, (ii) a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or (iii) the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

TERMINATION

     Pursuant to the terms of the Directors' Stock Option Plan, options granted shall terminate on the earlier to occur of (i) the date of removal of a Participant from the Board; (ii) the date of the expiration of the term thereof (the "Expiration Date"); or (iii) the termination of the Participant as a member of the Board by reason of voluntary resignation or the expiration of the Participant's elected or appointed term, in which case the Participant shall have the right, within three (3) months after the date on which the Participant shall have ceased to be a member of the Board, except for removal of the Participant from the Board, to exercise the unexercised portion of the options granted to the extent, if any, that such options were exercisable by the Participant on the date of such termination.

     In the event of the death of a Participant while a member of the Board or within three (3) months after the termination of a Participant as a member of the Board, except for removal of a Participant from the Board, such option shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the date of such death. After the death of a Participant, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time during such period, to exercise the option.

     If a Participant's service on the Board terminates because of a disability (as defined in the Directors' Stock Option Plan), the Participant's options shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the termination of service on the Board.

ADMINISTRATION

     The Plan is to be considered a "formula plan" as contemplated by Rule 16b-3, promulgated under the Exchange Act. Grants of options to non-employee directors under the Plan and the amount, nature and timing of the grants are automatically determined as described above and are not subject to the determination of the Board or any option committee appointed by the Board. The Board may appoint an option committee to interpret the Directors' Stock Option Plan, and such Committee may adopt rules, regulations and procedures to administer the Directors' Stock Option Plan.

TERMINATION AND AMENDMENT

     The Directors' Stock Option Plan will become effective on approval of the Company's shareholders and will terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board. The Board could amend the Directors' Stock Option Plan as it deems advisable, but unless the shareholders approve, no amendment could increase the maximum number of shares of Common Stock subject to the Directors' Stock Option Plan, materially modify the requirements for eligibility in the Directors' Stock Option Plan, or materially increase the benefits accruing to Participants.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Directors' Stock Option Plan are intended to be "nonqualified stock options", and are not intended to meet the requirements of
Section 422 of the Code. A Participant would not recognize income for federal income tax purposes upon the grant of a nonqualified option under the Directors' Stock Option Plan. The Company will not be entitled to any tax deduction at that time. Upon exercise, a Participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value on the date of exercise of the shares of Common Stock purchased over their aggregate exercise price. The Company will be entitled to a tax deduction in an amount equal to the compensation recognized by the Participant. Upon the disposition by a Participant of shares of Common Stock previously acquired by means of an exercise of an option granted under the Directors' Stock Option Plan, the difference between the amount realized upon the disposition and the fair market value of the shares on the date of exercise will be treated either as short-term or long-term capital gain to the Participant, depending upon the length of time the shares have been held by a Participant after the date of exercise.

     No options have been granted prior to the date of this Proxy Statement. If the Directors' Stock Option Plan is approved by the shareholders at the meeting, each director (except Charles E. Adair who has not served on the Board for six months) will receive an Annual Director Grant consisting of an option to purchase 1,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock on the date of such meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE DIRECTORS' STOCK OPTION PLAN.

                     APPROVAL OF THE TECH DATA CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     On March 28, 1995, the Board of Directors adopted the Tech Data Corporation 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan will be effective on July 1, 1995, subject to approval by the shareholders of the Company at the Annual Meeting. The Company believes that the Stock Purchase Plan is important to provide incentives to present and future employees of the Company and its subsidiaries to share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The purpose of the Stock Purchase Plan is to encourage and facilitate the purchase by eligible employees of the Company's Common Stock. A copy of the Stock Purchase Plan is attached to this Proxy Statement as Exhibit C and is incorporated herein by reference.

     The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. A maximum of 1,000,000 shares (subject to certain anti-dilution provisions) of Common Stock are available for issuance under the Stock Purchase Plan. The Stock Purchase Plan has an indefinite term.

     The Stock Purchase Plan will be approved upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted FOR approval of the Stock Purchase Plan.

ADMINISTRATION

     The Stock Purchase Plan is to be interpreted and administered by an Employee Stock Purchase Plan Committee, composed of such persons as the Board shall from time to time determine to administer the Stock Purchase Plan subject to the control and direction of the Board.

ELIGIBILITY

     Participation in the Stock Purchase Plan is limited to employees of the Company and its subsidiaries who have completed ninety (90) days of employment with the Company and whose customary employment is more than twenty (20) hours per week and more than five (5) months in any calendar year. Employees who own five percent (5%) or more of the voting stock of the Company may not participate in the Stock Purchase Plan.

TERMS OF OFFERING

     There will be a series of monthly offerings under the Stock Purchase Plan. The exercise date for each offering will be the last business day of the month. Each offering will commence on the first business day following the preceding offering's exercise date. On the exercise date, the balance in each participant's stock purchase account will be used (without further action by the participant) to purchase the number of shares, including fractional shares to the fourth decimal, available for purchase at the exercise price on such date.

     The price per share to be paid by participants under the Stock Purchase Plan will not be less than 85% of the fair market value of the Common Stock on the exercise date. The exercise price is payable through payroll deductions from the participant's compensation and lump-sum contributions by the participant. No partici-pant will be granted an option which permits him to purchase in excess of $25,000 of fair market value of Common Stock per calendar year.

     No participant or his legal representatives, legatee or distributees will be deemed to be the holder of any shares of Common Stock subject to an offering until the purchase price for the shares has been paid. No payroll deductions credited to a participant's stock purchase account nor any rights with regard to the exercise of rights to receive shares of Common Stock under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant other than by will or the laws of descent and distribution. Shares of Common Stock acquired under the Stock Purchase Plan cannot be disposed of within one year after exercise. A written application for a waiver of that one year provision can be made to allow a participant to meet immediate and material financial needs. Options under the Stock Purchase Plan will be exercisable during a participant's lifetime only by him, his guardian or legal representative. Shares may be sold or otherwise transferred by a participant, provided that he notifies the Company of any disposition of any shares within two years of the exercise date on which such shares of Common Stock were purchased.

TERMINATION OF EMPLOYMENT

     In the event of a participant's retirement, death or termination of employment, no payroll deduction will be taken from any compensation due to the participant at such time, and only the deductions or contributions made prior to such date of retirement, death or termination will be used to purchase shares of Common Stock. The full shares of Common Stock and the cash balance in his stock purchase account will be paid to the former employee (or his legatees and distributees, in the event of death).

AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the Stock Purchase Plan or any portion thereof at any time; provided, however that (a) no amendment may be made without shareholder approval to the extent such amendment would cause the Stock Purchase Plan to fail to meet the requirements of Section 423 of the Code, and (b) to the extent required by Rule 16b-3 and the SEC's interpretations and releases under Rule 16b-3, no amendment may be made without shareholder approval that would (i) materially increase the number of shares that may be issued under the Stock Purchase Plan, (ii) materially modify the requirements as to eligibility for participation in the Stock Purchase Plan or
(iii) materially increase the benefits accruing to participants under the Stock Purchase Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     In the opinion of the Company, the Stock Purchase Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As such, neither the grant of an option to a participant to purchase shares under the Stock Purchase Plan nor his subsequent purchase of shares will result in the recognition of income to him provided that (i) he is an employee of the Company or a subsidiary on the exercise date and (ii) no disposition of the shares is made within two years after the exercise date.

     Upon a sale or other disposition by a participant of shares after satisfying the two-year holding period requirement, or upon a participant's death while owning shares (whether before or after satisfying the holding period requirement), the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of the disposition or death over the price paid for the shares or (ii) the excess of the fair market value on the exercise date over the option price on such exercise date. Any amount realized by the participant in excess of the option price paid for the shares and the ordinary income amount, if any, would be taxable as long-term capital gain.

     If a participant satisfies the two-year holding period and employment requirements, no amount is deductible by the Company by reason of the grant or exercise of options or the disposition of shares.

     If the participant sells or disposes of shares before satisfying the two-year holding period requirement, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the price paid for the shares. In that event, the Company may claim a deduction for compensation paid in the same amount and at the same time as the income is taxable to the participant. Any difference between the fair market value of the shares on the exercise date and the amount realized on such sale would be subject to long-term or short-term capital gain or loss treatment, depending on the length of time the shares were held.

     The Company is unable to determine the amount of benefits that may be received by participants under the Stock Purchase Plan as participation is discretionary with each employee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE STOCK PURCHASE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Price Waterhouse LLP has served as independent accountants of the Company since the fiscal year ended January 31, 1986.

     A representative of Price Waterhouse LLP will be present at the annual meeting of shareholders. Such representative will be available to respond to appropriate questions and may make a statement if he so desires.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 1996.

                             SHAREHOLDER PROPOSALS

     Proposals which shareholders intend to present at the 1996 Annual Meeting of Shareholders must be received by the Company no later than January 17, 1996, to be eligible for inclusion in the proxy material for that meeting.

                                 OTHER MATTERS

     Management knows of no matter to be brought before the meeting which is not referred to in the Notice of Meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                                          By Order of the Board of Directors,

                                          /s/ Arthur W. Singleton
                                          -----------------------
                                          ARTHUR W. SINGLETON
                                          Secretary

                                                                       EXHIBIT A

                PROPOSED AMENDMENT TO THE TECH DATA CORPORATION
                        1990 INCENTIVE AND NON-STATUTORY
                               STOCK OPTION PLAN

     Revised subparagraph 2.3 and new subparagraph 3.3 shall be added to Sections 2 and 3 of the Tech Data Corporation 1990 Incentive and Non-Statutory Stock Option Plan (the "Plan") to read in their entirety as follows:

     2.3 Appointment and Proceedings of Committee. The Board may appoint a Stock Option Committee (the "Committee") which shall consist of at least two members, all of whom shall be "outside director" members of the Board within the meaning of Section 162(m) of the Code and the regulations thereunder (including the transition rules of Proposed Treasury Regulation Section 1.162-27). The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. If the Committee consists of only two members, both members shall be required for a quorum and all actions of the Committee shall require concurrence by both members. If the Committee consists of more than two members, then a majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members (or both members if there are only two Committee members) at a meeting duly called and held. It is intended that the Committee be considered "Disinterested Administration" as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     3.3 Maximum Number of Shares Subject to Options. The maximum number of shares of Common Stock for which options may be granted under the Plan to any officer, employee or member of the Board during any one-year period shall not exceed twenty percent (20%) of the aggregate number of shares of Common Stock authorized for issuance under the Plan, subject to adjustment as provided in
Section 6 hereof. Notwithstanding the foregoing limitation, nothing herein shall cause a reduction in the number of shares of Common Stock subject to awards outstanding to any officer, employee or member of the Board as of June 20, 1995.

                                                                       EXHIBIT B

                             TECH DATA CORPORATION
                            NON-EMPLOYEE DIRECTOR'S
                      1995 NON-STATUTORY STOCK OPTION PLAN

SECTION 1.  PURPOSE

     This 1995 Non-Statutory Stock Option Plan (the "Plan") is intended as an incentive for members of the Board of Directors of Tech Data Corporation, a Florida corporation (the "Company"), who are not employed by the Company or its Subsidiaries (as hereinafter defined), to enable such persons ("Optionee" or "Optionees") to acquire or increase a proprietary interest in the success of the Company.

SECTION 2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

     2.1 Options to the Granted. Options granted under the Plan shall be Non-statutory Options. It is intended that this Plan be considered a "formula plan" as contemplated by Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). This Plan may be amended from time to time by the Board to the extent necessary in order for transactions under the Plan to be exempt from Section 16(b) of the Act.

     2.2 Appointment and Proceedings of Committee. The Board of Directors of the Company (the "Board") may appoint an Option Committee (the "Committee") which shall consist of at least two members of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. If the Committee consists of only two members, both members shall be required for a quorum and all actions of the Committee shall require concurrence by both members. If the Committee consists of more than two members, then a majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members (or both members if there are only two Committee Members) at a meeting duly called and held.

     2.2 Administration by the Committee. This Plan shall be administered by the Committee. The Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Subject to the provisions of this Plan and the approval of the Board, the Committee shall have the power to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

SECTION 3.  STOCK

     3.1 Shares Subject to Plans. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.0015 per share ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 100,000 shares of Common Stock.

     3.2 Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and be available for the grant of other options under the Plan.

SECTION 4.  ELIGIBILITY

     4.1 Initial Grant of Options. On the date of appointment to the Board, each eligible Optionee shall be granted an option to purchase at the "fair market value" from the Company an aggregate of 5,000 shares of Common Stock. The option shall vest and become exercisable at the rate of 20% per year after the expiration of the first year following the date on which the option is granted and shall be exercisable in full only after the expiration of five (5) years following the date the option is granted.

     4.2 Annual Grant of Options. On the date of the annual stockholders meeting of the Company, each eligible Optionee shall be granted an option to purchase at the "fair market value" from the Company an aggregate of 1,000 shares of Common Stock. The option shall vest and become exercisable one year from the date of grant.

     4.3 Eligible Optionees. Options shall be granted to each member of the Board who, as of the date of grant, (i) is not an employee of the Company or a Subsidiary, (ii) is appointed, elected, re-elected or otherwise continues to serve on the Board, and (iii) with respect to annual grants under Section 4.2 above, has served on the Board for at least six (6) months.

SECTION 5.  TERMS OF THE OPTION AGREEMENTS

     5.1 Mandatory Terms. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the method of exercise, payment of exercise price, adjustments on changes in the Company's capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option agreements shall include the following provisions:

          5.1.1 Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the tenth anniversary of the date on which the option was granted.

          5.1.2 Exercise. Each option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the option, and (ii) except in the event of loans to exercise options as set forth in Section 5.1.3, full payment of the aggregate option price of the shares of Common Stock as to which the option is exercised has been made. Unless further limited by the Board or the Committee in any option, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the option is exercised as determined in accordance with Section 5.1.5 hereof.

          5.1.3 Loans for Exercise of Options. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of an option granted hereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or in part with an optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares of Common Stock that the optionee purchases upon exercise of such option, (iii) bear interest at the rate the Company pays to its principal lender, from time to time, and (iv) contain such other terms as the Board or the Committee shall reasonably require.

          5.1.4 Events Causing Immediate Exercise. Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable:

             5.1.4.1 if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

             5.1.4.2 if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

             5.1.4.3 if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

             The Board or the Committee may accelerate the date on which any option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any option, subject to the limitations of
        Section 16(b) of the Act.

          5.1.5 Purchase Price. The purchase price per share of the Common Stock under each option shall be not less than the fair market value of the Common Stock on the date the option is granted.

          For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System, or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation; or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

          5.1.6 Transferability of Options. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or Rules thereunder. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

          5.1.7 Termination of Service or Death of Optionee. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earlier to occur of:

             5.1.7.1 the date of removal from the Board;

             5.1.7.2 the date of the expiration of the term thereof (the "Expiration Date"); or

             5.1.7.3 the termination of the Optionee as a member of the Board by reason of voluntary resignation by the Optionee or the expiration of the Optionee's elected or appointed term and other than the case of death of the Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the Code ("disability"), the Optionee shall have the right, within three (3) months after the date on which Optionee shall have ceased to be a member of the Board, to exercise the unexercised portion of the options granted to the extent, if any, that such options were exercisable by the Optionee on the date of such termination.

          In the event of the death of an Optionee while a member of the Board or within three (3) months after the termination of the Optionee as a member of the Board, except for termination pursuant to Section 5.1.7.1 above, such option shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time during such period, to exercise the option.

          If an Optionee's service on the Board terminates because of a disability, the Optionee's option shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the termination of service on the Board.

          5.1.8 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books to the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such shares of Common Stock are issued, except as expressly provided in Section 6 hereof.

SECTION 6.  ADJUSTMENT OF SHARES OF COMMON STOCK

     6.1 Increase or Decrease of Outstanding Shares. If at any time while the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event (i) appropriate adjustment shall be made in the maximum number of shares of Common Stock available for grant under the Plan, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price, and (iii) appropriate adjustment shall be made as to the number of shares of Common Stock to be subject to each future grant under the Plan, so that the same percentage of the Company's number of shares of Common Stock available under the Plan shall continue to be subject to each option granted.

     6.2 Conversion of Shares. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares of Common Stock then subject to outstanding options granted under the Plan.

     6.3 General. Without limiting the generality of the foregoing, the existence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 7.  AMENDMENT OF THE PLAN

     The Board may not amend the Plan more than once every six months. In addition, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would materially: (i) increase the benefits of the Plan; (ii) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (iii) change in substance the provisions of Section IV hereof relating to eligibility to participate in the Plan.

     Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 8.  NON-EXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting the stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 9.  GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

     The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. If necessary, all shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Florida.

SECTION 10.  EFFECTIVE DATE OF PLAN

     The effective date of the Plan shall be the later date on which it is approved by the Board or by the stockholders of the Company.

SECTION 11.  TERMINATION DATE OF PLAN

     The Plan shall terminate on the ten-year anniversary of the effective date of the Plan, and no options may be granted under the Plan thereafter.

                                                                       EXHIBIT C

                             TECH DATA CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                                NAME AND PURPOSE

     1.1 Name. The name of this Plan is the "Tech Data Corporation 1995 Employee Stock Purchase Plan."

     1.2 Purpose and Construction. The Plan is intended to provide a method whereby employees of Tech Data Corporation and certain other related corporations will have an opportunity to acquire a proprietary interest in Tech Data Corporation through the purchase of shares of its common stock. It is intended for this Plan to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of the Code.

                                   ARTICLE II

                              DEFINITIONS OF TERMS

     2.1 General Definitions. The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

          (a) Accumulation Period. The period beginning on the first day following an Exercise Date and ending upon the immediately succeeding Exercise Date. The initial Accumulation Period under the Plan shall begin on July 1, 1995 and end on July 31, 1995.

          (b) Board.  The Board of Directors of Tech Data Corporation.

          (c) Business Day. Any day that the exchange upon which the Common Stock is then traded is open for business.

          (d) Committee. The Employee Stock Purchase Plan Committee as appointed by the Board.

          (e) Common Stock.  The Company's common stock, $.0015 par value.

          (f) Company.  Tech Data Corporation.

          (g) Effective Date.  July 1, 1995.

          (h) Employee. Any person who is regularly and actively employed by the Employer; provided, however, that the term "Employee" does not include any person whose customary employment is 20 hours or less per week or whose customary employment is for not more than five months in any calendar year.

          (i) Employer. The Committee may from time to time designate the corporations whose employees may be offered Options under the Plan. Designations of participating corporations shall be made from time to time by the Committee from among a group of corporations consisting of the Company and its

     Parents or Subsidiaries. The group of corporations from among which such designations shall be permitted shall include those corporations which may become Parents or Subsidiaries after the adoption and approval of this Plan.

          (j) Entry Date. The Entry Date shall be the first calendar day of each month. The initial Entry Date shall be July 1, 1995, in connection with the initial commencement of the Plan.

          (k) Exercise Date. The last Business Day of each month. The initial Exercise Date under the Plan shall be July 31, 1995.

          (l) Fair Market Value. The last reported sales price at which shares of the Common Stock were traded or, if the Common Stock was not traded on a specified date, the last reported sales price on the date nearest preceding such date.

          (m) Officer. The president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company, its Parents or Subsidiaries, or as otherwise defined in Rule 16a-1(f), promulgated under the Securities and Exchange Act of 1934, as amended.

          (n) Option.  An option granted under the Plan to purchase Shares.

          (o) Option Date. The last Business Day of each month of every year on which the Board grants Options under the Plan. The initial Option Date under the Plan shall be July 31, 1995.

          (p) Parent. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant of an Option, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (q) Participant. An eligible Employee who has elected to participate in the Plan.

          (r) Plan. The Tech Data Corporation 1995 Employee Stock Purchase Plan, including all amendments and supplements thereto.

          (s) Share.  A share of Common Stock.

          (t) Subsidiary. Any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of an Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.2 Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan may be defined in other portions of the Plan.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

     3.1 Initial Eligibility. An Employee who has completed ninety (90) days of employment shall be eligible to participate under the Plan on or after the first Entry Date following the completion of the

Employee's initial ninety (90) days of employment. For purposes of determining eligibility, employment by an entity which is acquired by the Employer or whose assets are acquired by the Employer shall not be treated as employment by the Employer unless the Board shall make a determination otherwise.

     3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such person's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such person shall have returned to active employment prior to the close of business on such 90th day. Termination by the Employer of any person's leave of absence, other than termination of such leave of absence on return to active employment shall terminate a person's employment for all purposes of the Plan and shall terminate such person's participation in the Plan and right to exercise any option.

     3.3 Restriction on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be eligible to participate in the Plan if immediately after the grant, such person would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any person).

     3.4 Commencement of Participation. An eligible Employee may become a participant by completing the forms provided by the Employer (including the "Purchase Order Form" and the "Payroll Deduction Authorization Form" and/or the "Lump-sum Purchase Authorization Form", collectively referred to herein as the "Participation Forms") and filing them with the individual designated by the Committee as the Stock Purchase Plan Coordinator (the "Coordinator") on or before the date set therefor by the Committee.

     3.5 Participation Forms. The Participation Forms which eligible Employees must complete, sign and deliver to the Employer in order to participate in the Plan shall include the following:

          (a) A specification of the fixed dollar amount to be deducted from the compensation payable to the Employee in each payroll period.

          (b) A direction that the maximum possible number of Shares be purchased on the Exercise Date, except to the extent the Employee shall have notified the Employer in writing (in accordance with the requirements of Section 7.4 of the Plan) to the contrary prior to the Exercise Date.

          (c) A specification of the exact name of the Employee to whom the Stock purchased is to be registered.

          (d) An agreement that (i) the Shares acquired under the Plan shall be purchased and initially held in the name of the Plan, the Company or its designee on behalf of the Participants under the Plan, and (ii) the Shares acquired under the Plan shall remain in a safekeeping location maintained by the Company or its designee on behalf of the Participants for a period of two years from the Option Date so that the Company will be able to monitor compliance with the provisions of the Plan governing disposition of Shares.

          (e) An agreement that the Employee will not dispose of any Shares acquired under the Plan within one year after the Exercise Date. This agreement may be waived by the Committee if a sale of said Shares within one year from the Exercise Date is necessary to enable the Employee to meet immediate and material financial needs if such financial hardship cannot be met by other reasonably available resources of the Employee. Such a waiver shall be valid only if and when the Employee makes written application to the Committee and if the Employee receives written approval from the Committee. If an Employee who has acquired Shares under the Plan dies within one year after the Exercise Date and his estate or beneficiary(ies) applies for a waiver of the provision of such agreement for any reason, such a waiver shall be approved by the Committee.

          (f) An agreement that the Employee will inform the Company of any disposition of any Shares acquired under the Plan within two years from the Option Date pertaining to such Shares.

          (g) A designation of the Beneficiary(ies) to whom the balance in the Employee's account is to be paid in the event of his/her death.

                                   ARTICLE IV

                              SHARES TO BE OFFERED

     4.1 Number of Shares. The number of Shares for which Options may be granted under the Plan shall be 1,000,000. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

     4.2 Reusage. If an Option expires or is terminated, surrendered or cancelled without having been fully exercised, the Shares covered by such Option which were not purchased shall again be available for issuance under the Plan.

     4.3 Adjustments. In the event that prior to the transfer of all of the Shares which may be issued in accordance with this Plan, there shall be any increases or reductions in the number of shares of Common Stock of the Company outstanding by reason of any one or more stock dividends, stock splits, stock constrictions or any other material change in the capital structure of the Company by way of reclassification, reorganization or recapitalization, the aggregate number of Shares which may be issued under this Plan and the number of Shares which may be purchased under each Option then or thereafter in effect and the purchase price paid therefor shall be proportionately and equitably adjusted.

     4.4 Ownership of Shares. No one shall, by any reason of this Plan or of any Option granted or the exercise of rights under any such Option, have any interest in Shares of the Company nor any rights of, or status as, a stockholder of the Company unless and until (i) any such Option has been exercised, (ii) shares of Common Stock shall have been paid for in full and allocated to the Participant's stock purchase account, and (iii) all of the applicable provisions of this Plan and of the Option granted shall have been complied with. Purchased Shares shall be registered in the name of the Plan, the Company or its designee and held on behalf of and in the name of the Participants. Stock certificates shall not be issued to Participants for the Shares held on their behalf, but all rights accruing to an owner of record of such Shares, including, without limitation, voting rights, shall belong to the Participant for whose account such Shares are held. Notwithstanding the foregoing, a Participant may elect, at Participant's expense, to receive a stock certificate after the purchase price for the Shares has been paid in full subject to the terms and conditions of the Plan.

                                   ARTICLE V

                      PAYROLL DEDUCTIONS AND CONTRIBUTIONS

     5.1 Amount of Contributions. The Board shall specify the maximum dollar contribution amount, including both payroll deductions and lump-sum contributions, which shall never exceed $25,000 (the "Maximum Amount") of the fair market value of Common Stock of the Company per calendar year.

     5.2 Payroll Deductions. At the time the Participant files the Participation Forms, the Participant may designate a fixed dollar amount which the Participant shall elect to have deducted by the Employer from compensation otherwise payable to the Participant during an Accumulation Period. The minimum fixed dollar payroll deduction amount per payroll period shall be $10.00.

     5.3 Lump-sum Contributions. In connection with or as an alternative to the payroll deduction method of accumulating funds for the purchase of Shares as described in Section 5.1 above, Participants may also elect to purchase Shares once per calendar quarter by presenting a personal check and properly executed Participation Forms to the Coordinator no later than March 20, June 20, September 20, and December 20 for the purchase of Shares on the next succeeding Exercise Date. There shall be a special lump-sum contribution date of July 20, 1995, in connection with the initial commencement of the Plan.

     5.4 Participant's Account. Payment for Shares may be made through payroll deductions from the Participant's compensation, such deductions to be authorized by a Participant in the Participation Forms, or lump-sum contributions. A stock purchase account shall be set up on the books of the Company or its designee in the name of each Participant. The amount of all payroll deductions and lump-sum contributions (including any rollovers of account balances from the Company's prior stock purchase plan) shall be credited to the respective stock purchase accounts of the Participants on such books.

     5.5 Dividends. Cash dividends paid by the Company on Shares owned by the Participants and held by the Company or its designee under the Plan shall be credited to the respective stock purchase accounts of the Participants in accordance with their interests in the Shares with respect to which the dividends are paid.

     5.6 Changes in Payroll Deductions. Each Participant's Participation Forms shall remain in effect for each Accumulation Period subsequent thereto until the Participant either (a) ceases future contributions to his stock purchase account in accordance with Section 7.4 of the Plan; or (b) revises his/her payroll deduction contributions to the Plan, by completing new Participation Forms. Changes in payroll deduction contributions to the Plan shall be permitted only once per month.

                                   ARTICLE VI

                              GRANTING OF OPTIONS

     6.1 Nature of Options. Each Option granted shall be exercisable only on its Exercise Date and only if the person to whom the Option is granted is then employed by the Employer. Options under the Plan shall be granted on a monthly basis. No Employee shall be granted an Option which permits his/her rights to purchase stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock, determined at the time such Option is granted, for each calendar year in which such Option is outstanding.

     6.2 Number of Option Shares and Other Terms. At least annually, the Board will determine all of the terms and conditions pertaining to the Options to be granted under the Plan for the next twelve (12) months, which terms and conditions shall include, but not be limited to, the following:

          (a) The number of Shares to be offered, which in no event shall exceed the maximum number of Shares then available under the provisions of Article IV of the Plan.

          (b) The offering period, including the Option Date, Exercise Date and Accumulation Period (in no event shall an Option be exercisable after the expiration of five (5) years from the date each Option is granted).

          (c) The corporations designated to participate under the Plan.

          (d) The price per Share for which Common Stock will be sold to Participants who exercise Options, which price shall not be less than 85% of the Common Stock's Fair Market Value on the Exercise Date.

                                  ARTICLE VII

                               EXERCISE OF OPTION

     7.1 Automatic Exercise. Each Participant's Option to purchase Shares will be automatically exercised for him/her on each Exercise Date for the number of Shares, including fractional shares to the fourth decimal, which the accumulated funds as of the Exercise Date will purchase at the applicable Option price, subject to the limitations set forth in the Plan and subject to allotment in accordance with Section 7.2. The Employer or its designee will report to each Participant the number of Shares purchased by him/her and the cost of such Shares on a monthly basis.

     7.2 Allotment of Shares. In the event that, on any Exercise Date, the aggregate funds and Shares available for the purchase of Shares, pursuant to the provisions of Section 7.1, would purchase a greater number of Shares than the number of Shares then available for purchase under the Plan on such Exercise Date, the Company shall issue to each Participant, on a pro rata basis, such number of Shares as, when taken together with the Shares issued to all other Participants, will result in the issuance of Shares totaling no more than the number of Shares then remaining available for issuance under the Plan on such Exercise Date.

     7.3 Nontransferability. No funds credited to a Participant's stock purchase account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a Participant other than by will or the laws of descent and distribution. Options under the Plan shall be exercisable during a Participant's lifetime only by the Participant, his/her guardian or legal representative. Each Participant shall agree in the Participation Forms to notify the Company or its designee of any transfer of Shares within two years of the Exercise Date on which such Shares were purchased.

     7.4 Withdrawal from the Plan. A Participant may cease future contributions to his/her stock purchase account, effective for the next payroll period, by submitting a notice to the Company or its designee no later than five (5) business days prior to the beginning date of such payroll period. Any Participant who withdraws from the Plan may not thereafter participate for a period of six (6) months following the effective date of withdrawal. Notwithstanding a Participant's notice that future contributions will cease, the funds in the Participant's stock purchase account will nevertheless be used to purchase Shares at the next Exercise Date. Fractional share balances which have been credited to the Participant's stock purchase account will be converted into cash, and any remaining cash balance will then be refunded to the Participant.

     7.5 Rights on Retirement, Death or Termination of Employment. In the event of a Participant's retirement, death or termination of employment, no payroll deduction shall be taken from any compensation due and owing to the Participant at such time, and only the deductions or contributions made prior to such date of retirement, death or termination shall be used to purchase Shares. All full Shares standing to the Participant's credit will be transferred to the former Employee or, in the event of the Participant's death, the person or persons to whom such rights pass by will or the laws of descent and distribution including the Participant's estate during the period of administration, within thirty (30) days following the request therefor. Fractional share balances which have been credited to the Participant's stock purchase account will be converted into cash, and any remaining cash balance will also be paid to the former Employee or his representative. An Employee of a Subsidiary or a Parent which ceases to be a Subsidiary or a Parent shall be deemed to have terminated his/her employment for purposes of this Section 7.5 as of the date such corporation ceases to be a Subsidiary or a Parent, as the case may be, unless, as of such date, the Employee shall become an Employee of the Company or any Subsidiary or Parent designated as a participating corporation under the Plan.

     7.6 Periodic Statements and Certificates. Each Participant will receive a statement from the Company or its designee on a monthly basis reflecting the number of Shares purchased for his/her account, and a Participant may, subject to the terms of the Plan, request delivery of certificates for full Shares reflected on his/her account. A Participant will be required to pay any administrative fees associated with issuance of the certificates. Such certificates for Shares will be issued and delivered upon request as soon as practicable, in the name of the Participant. The Company may designate any entity to maintain the accounts and records required under the Plan.

     7.7 Purchases and Sales by Officers. With respect to purchases of Shares by Officers, such Officers shall hold such Shares for a period of not less than six (6) months following the applicable Exercise Date.

                                  ARTICLE VIII

                                 ADMINISTRATION

     8.1 Committee. The Board shall appoint an Employee Stock Purchase Plan Committee, composed of such persons as the Board shall from time to time determine to administer the Plan subject to the control and direction of the Board. Subject to the action and control of the Board: (i) the Committee shall have the power from time to time to establish suitable rules and procedures for administering the Plan, and (ii) all decisions of the Committee pertaining to the interpretation, construction or application of the Plan or any option granted or rules promulgated by the Committee shall be final and conclusive. Neither any member of the Committee nor of the Board shall be liable for any decision made or action taken in good faith. The Committee shall from time to time designate an individual who shall serve as the Employee Stock Purchase Plan Coordinator to assist in the ongoing administration of the Plan.

                                   ARTICLE IX

                           AMENDMENT AND TERMINATION

     9.1 Power of Board. Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

     9.2 Limitation. The Board may not amend the Plan, without approval of the shareholders of the Company:

          (a) in a manner which would cause the Plan to fail to meet the requirements of Sections 423 of the Code;

          (b) in a manner which materially increases the total number of shares which may be issued pursuant to options granted under the Plan;

          (c) in a manner which materially modifies the requirements as to eligibility for participation in the Plan; or

          (d) in a manner which materially increases the benefits accruing to Participants under the Plan.

     9.3 Term. The Plan shall commence as of the Effective Date and, subject to the terms of the Plan including those requiring approval by the shareholders of the Company, shall continue in full force and effect until terminated.

     9.4 Termination. The Plan may be terminated at any time by the Board. Subject to the Board's right to amend the Plan, with shareholder approval, to increase the number of Shares available for purchase under the Plan, the Plan shall automatically terminate when all of the Shares available for purchase have been sold. Upon termination of the Plan, and the exercise or lapse of all outstanding Options, any balances remaining in each Participant's stock purchase account shall be refunded to the Participant.

     9.5 Effect. The amendment or termination of the Plan shall not adversely affect any Options granted prior to such amendment or termination.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Headings. The headings contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

     10.2 Number and Gender. The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     10.3 Governing Law. This Plan shall be construed and administered in accordance with the laws of the State of Florida.

     10.4 No Employment Contract. The adoption of the Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Company, a Parent to a Subsidiary to terminate the employment of any of its employees at any time.

     10.5 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

                                                                      APPENDIX A

- --------------------------------------------------------------------------------

     PROXY                   TECH DATA CORPORATION                    PROXY
                                 P.O. BOX 6260
                         CLEARWATER, FLORIDA 34618-9938

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Arthur W. Singleton as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of Tech Data Corporation held of record by the undersigned on May 1, 1995, at the annual meeting of stockholders to be held on June 20, 1995, or any adjournment thereof.

     1. TO ELECT ONE DIRECTOR to hold office until the 1997 Annual Meeting of Shareholders and TO ELECT THREE DIRECTORS to hold office until the 1998 Annual Meeting of Shareholders and to hold office until their successors are duly elected and qualified.

        / / FOR NOMINEES LISTED BELOW  / / WITHHELD NOMINEES LISTED BELOW

        NOMINEES: Charles E. Adair, Edward C. Raymund, John Y. Williams and Daniel M. Doyle

        FOR the four nominees listed above EXCEPT for the following:

       --------------------------------------------------------------------

     2. TO CONSIDER AND VOTE upon a proposal recommended by the Board of Directors to approve an amendment to the Company's 1990 Incentive and Non-Statutory Stock Option Plan.

                / / FOR          / / AGAINST          / / ABSTAIN

     3. TO CONSIDER AND VOTE upon a proposal recommended by the Board of Directors to approve the Non-Employee Directors' 1995 Non-Statutory Stock Option Plan.

                / / FOR          / / AGAINST          / / ABSTAIN

     4. TO CONSIDER AND VOTE upon a proposal recommended by the Board of Directors to approve the 1995 Employee Stock Purchase Plan.
                / / FOR          / / AGAINST          / / ABSTAIN

                  (continued, and to be signed, on other side)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                          (continued from other side)

     5. Proposal to ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending January 31, 1996.

                / / FOR          / / AGAINST          / / ABSTAIN

     6. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. ANY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN 1 ABOVE AND FOR PROPOSALS 2, 3, 4 AND 5.

                                                When shares are held by
                                            joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator,
                                            trustee or guardian, please
                                            give full title as such. If a
                                            corporation, please sign by
                                            President or other authorized
                                            officer. If a partnership,
                                            please sign in partnership name
                                            by authorized person.

                                            -------------------------------
                                                       Signature

                                            -------------------------------
                                              Signature, if held jointly.

                                            Date
                                            -------------------------------

                                            -------------------------------
                                                   Number of Shares

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE
     ----------------------------------------------------------------------